                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  February 1, 1999

Commission File Number: 0-14026


                          DALTEX MEDICAL SCIENCES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                       13-3174562
--------------------------------------------------------------------------------
(State or Other Jurisdiction               (IRS Employer Identification Number)
 of Incorporation)


 7777 Glades Road, Suite 211, Boca Raton, Florida                      33434
 ------------------------------------------------                      -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, Including Area Code: (561) 470-6005

Item 1.           Changes in Control of Registrant.

                  On February 1, 1999, the Registrant's Board of Directors approved a resolution issuing an aggregate of 1,000,000 shares of the Registrant's common stock to the following shareholders in the following amounts for the par value of $.01 per share:

                  Robert Hausman                                       333,300
                  C. Lawrence Rutstein                                 333,400
                  MCG Partners, Inc.                                   333,300

         Also on February 1, 1999, the Registrant designated 150,000 shares of preferred stock as Series A Convertible Preferred Stock and issued 89,000 shares of Series A Convertible Preferred Stock to the following shareholders in the following amounts. A certificate of designations for the Series A Convertible Preferred Stock was filed in Delaware on June 10, 1999.

                  Robert Hausman                                       29,667
                  C. Lawrence Rutstein                                 29,666
                  MCG Partners, Inc.                                   29,667

Each share of Series A Convertible Preferred Stock has voting rights equivalent to 1,000 common shares in connection with any vote of holders of Series A Convertible Preferred Stock and common stock. Each share of Series A Convertible Preferred Stock is convertible at any time and from time-to-time, without payment of additional consideration, into 1,000 shares of common stock.

         Prior to the issuance of the 1,000,000 shares of common stock described in the first paragraph of this Item 1 and the issuance of 89,000 shares of Series A Convertible Preferred Stock described in the preceding paragraph, the Registrant had issued and outstanding 8,632,699 shares of common stock. After issuance of the 1,000,000 shares of common stock described in this Item 1 and assuming to the conversion of all of the shares of Series A Convertible Preferred Stock, also as described in this Item 1, the Registrant would have issued and outstanding 98,632,699 shares of common stock of which MCG Partners, Inc., and Messrs. Hausman and Rutstein would be the beneficial owners of 90,000,000 shares of common stock, or 91.25% of the Registrant's common stock which would be deemed outstanding under Securities and Exchange Commission Rule 13d-3.

         The Registrant has authorized 20,000,000 shares of common stock. As the Series A Convertible Preferred Stock is convertible into 89,000,000 shares of common stock, the Registrant intends to amend its certificate of incorporation to increase the authorized shares of common stock to 200,000,000 shares of common stock, par value $.001, upon approval by the Registrant's board of directors and shareholders.

         The following table sets forth certain information as of June 20, 1999, with respect to the Registrant's common stock held by each person known by the Company to be the beneficial owner of more than five percent (5%) of the total number of shares of common stock outstanding as of such date. Each beneficial owner has sole voting and investment power with respect the shares set forth opposite his name in the following table, except as otherwise disclosed in the footnotes to the table or in the paragraph following the table.

                                                     Amount and
                                                     Nature of                          Percentage of
Name and Address                                     Beneficial                          Outstanding
of Beneficial Owner                                  Ownership(1)                         Shares(2)
--------------------                                 ------------                       -------------
Louis R.M. Del Guercio(3)
14 Pryer Lane
Larchmont, NY 10538                                   734,300                               .74%

Herbert J. Mitschele, Jr.(4)
141 Daly Road
Far Hills, NJ 07931                                   458,400                               .46%

Robert Hausman(5)
1900 Corporate Blvd.,#400-E
Boca Raton, FL 33431                                  30,000,300                          30.42%

Bruce Hausman(6)
4642 Bocaire Blvd.
Boca Raton, Florida 33487                             505,000                               .51%

MCG Partners, Inc.(7)
7777 Glades Road, Suite 211
Boca Raton, FL 33434                                  30,000,300                          30.42%

C. Lawrence Rutstein(8)
7777 Glades Road, Suite 211
Boca Raton, FL 33434                                  59,999,700                          60.82%

All Executive Officers and
Directors as a group (4 persons)                      61,687,400                          62.54%
-----------------------

(1) Reflects sole voting and investment power unless otherwise indicated.

(footnotes continued on next page)

(2) Calculated on the basis of 98,632,699 shares of common stock being issued and outstanding including, as required by Item 403 of Regulation S-B and Rule 13d-3, the shares of common stock underlying the 89,000 shares of Series A Convertible Preferred Stock outstanding. As of the date of this Report on Form 8-K, the Company has authorized 20,000,000 shares of common stock and intends to increase its authorized shares of common stock to 200,000,000 shares of common stock.

(3)      Chairman and a Director.

(4) Officer and a Director. Includes 66,400 shares of Common Stock beneficially owned by Robert J. Baer, Inc., of which Mr. Mitschele is an affiliate, and 4,000 shares of common stock owned jointly by Mr. Mitschele and his wife. Does not include 6,000 shares of common stock held owned by trusts of which Mr. Mitschele's daughters are the beneficiaries and his wife is the trustee. Mr. Mitschele disclaims beneficial ownership of such shares held in trust.

(5) Pursuant to Rule 13d-3, includes (i) 29,667,000 shares underlying Mr. Hausman's 29,667 shares of Series A Convertible Preferred Stock and
         (ii) 333,300 shares of common stock held by Mr. Hausman. Mr. Hausman's father, Bruce Hausman, is the President, Chief Executive Officer, and a Director of the Registrant.

(6) President, Chief Executive Officer, and a Director. Includes 5,000 shares owned by Mr. Hausman in a retirement account and, under Rule 13d-3, 500,000 shares underlying immediately exercisable options.

(7) Pursuant to Rule 13d-3, includes 29,667,000 shares underlying MCG Partners, Inc.'s 29,667 shares of Series A Convertible Preferred Stock and (ii) 333,300 shares of common stock held by MCG Partners, Inc.

(8) Pursuant to Rule 13d-3, includes (i) 29,666,000 shares underlying Mr. Rutstein's 29,666 shares of Series A Convertible Preferred Stock; (ii) 30,000,300 shares held beneficially by MCG Partners, Inc., of which Mr. Rutstein is an officer, director and principal shareholder; and (iii) 333,400 shares of common stock held by Mr. Rutstein. Mr. Rutstein is a Director of the Company.

-----------------------

Item 2.           Acquisition or Disposition of Assets.

                  None.

Item 3.           Bankruptcy or Receivership.

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  None.

Item 5.           Other Events.

                  None.

Item 6.           Resignations of Registrant's Directors.

                  None

Item 7.           Financial Statements and Exhibits

                  No financial statements are filed herewith.

                  3.1(c) Certificate of Designations of the Preferences of Series A Convertible Preferred Stock

Item 8.           Change in Fiscal Year.

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DALTEX MEDICAL SCIENCES, INC.
                                                  -----------------------------
                                                  (Registrant)


Dated: June 24, 1999                              By: /s/ Bruce Hausman
                                                     ---------------------------
                                                     Bruce Hausman, President